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CUSIP NO. 92046N 10 2                  13G                   PAGE 12 OF 13 PAGES
---------------------               EXHIBIT A                -------------------
                          IDENTIFICATION OF GROUP MEMBERS

James R. Zarley*

Brian Coryat*

Michael Bueno*

Steven J. Umberger*

*Such reporting persons may be deemed to be a member of a "group" for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, by virtue of being a party to a voting agreement described in this
Schedule 13G.


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CUSIP NO. 92046N 10 2                  13G                   PAGE 13 OF 13 PAGES
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                                    EXHIBIT B

                   AGREEMENT FOR JOINT FILING OF SCHEDULE 13G



         The undersigned and each other person executing this joint filing agreement (the "Agreement") agree as follows:

         (1) The undersigned and each other person executing this Agreement are individually eligible to use the Schedule 13G to which this Exhibit is attached and such Schedule 13G is filed on behalf of the undersigned and each other person executing this Agreement; and

         (2) The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Date: February 14, 2001                Signature: /s/ James R. Zarley
                                                 -------------------------------
                                       Name:    James R. Zarley


                                       Signature: /s/ Steven J. Umberger
                                                 -------------------------------
                                       Name:    Steven J. Umberger


                                       Signature: /s/ Michael Bueno
                                                 -------------------------------
                                       Name:    Michael Bueno


                                       Signature: /s/ Brian Coryat
                                                 -------------------------------
                                       Name:    Brian Coryat


                                       Signature: /s/ Rosario Coryat
                                                 -------------------------------
                                       Name:    Rosario Coryat


                                       CORYAT FAMILY TRUST


                                       Signature: /s/ Brian Coryat
                                                 -------------------------------
                                       Name:    Brian Coryat
                                       Title:   Co-Trustee


                                       Signature: /s/ Rosario Coryat
                                                 -------------------------------
                                       Name:    Rosario Coryat
                                       Title:   Co-Trustee